UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2005

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	000-49614	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, T-25

Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570

Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

PSEG ENERGY HOLDINGS L.L.C.

(Exact name of registrant as specified in its charter)

New Jersey	000-32503	42-1544079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, T-20

Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 20, 2005, Public Service Enterprise Group Incorporated’s (PSEG) Board of Directors Organization and Compensation Committee approved amendments to the following PSEG deferred compensation and supplemental executive retirement plans: the Deferred Compensation Plan for Certain Employees of Public Service Enterprise Group Incorporated and Its Affiliates (the “Officers’ Deferred Compensation Plan), the Public Service Enterprise Group Incorporated Deferred Compensation Plan for Directors ( the “Directors’ Deferred Compensation Plan”), the Limited Supplemental Benefits Plan for Certain Employees of Public Service Enterprise Group Incorporated and its Subsidiaries (the “Limited Plan”), the Retirement Income Reinstatement Plan for Non-Represented Employees of Public Service Enterprise Group Incorporated and its Affiliates (the “Reinstatement Plan”) and the Mid-Career Hire Supplemental Retirement Income Plan for Selected Employees of Public Service Enterprise Group Incorporated and Its Affiliates (the “Mid-Career Plan”).

The amendments were made primarily to bring the plans into compliance with the requirements of new section 409A of the Internal Revenue Code. However, certain changes permitted by Internal Revenue Service regulations were made to the Officers’ Deferred Compensation Plan and the Directors’ Deferred Compensation Plan to allow limited changes to prior deferral elections and the definition of “compensation” was changed in the Reinstatement Plan to conform to the definition of “compensation” in the Limited Plan, with the result that certain participants (those who are not also participants in the Limited Plan) will, potentially, be eligible for a larger plan benefit than before this change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: December 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY (Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

 Date: December 22, 2005

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC (Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

 Date: December 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C. (Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Controller (Principal Accounting Officer)

 Date: December 22, 2005